Benefit Plans - Balances of Accumulated Other Comprehensive Income (Loss) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Defined Benefit Plan, Amounts Recognized in Other Comprehensive Income (Loss) [Abstract]
Prior service cost	$ 0	$ 0
Net actuarial loss	(33,799)	(22,677)
Total	(33,799)	(22,677)
Deferred taxes	(7,098)	(7,937)
Tax Effect of Extraordinary Item, Gain (Loss)	3,175	0
Accumulated other comprehensive loss	$ (23,526)	$ (14,740)